UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒             Filed by a Party other than the Registrant    ☐

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☐Preliminary Proxy Statement	☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☒Definitive Additional Materials
☐Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Source: Telephone proxy voting script (1-800-690-6903)

Dates: March 23, 2020 – May 4, 2020

Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

Press one to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the board of directors. Press two if you will not vote on each item individually.

[if press one]

Proposal voting. There are five to vote on.

We are ready to accept your vote for proposal 1A. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1B. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1C. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 2. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 3. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting.

One moment while I log your ballot. A vote has been recorded for control number [__________]. Let me confirm.

You have voted [For/Against/Abstain] Proposal 1A.

You have voted [For/Against/Abstain] Proposal 1B.

You have voted [For/Against/Abstain] Proposal 1C.

You have voted [For/Against/Abstain] Proposal 2.

You have voted [For/Against/Abstain] Proposal 3.

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction. Goodbye.

[if press two]

One moment while I log your ballot. A vote has been recorded for control number [__________]. Let me confirm. You have elected to vote as the board recommends. If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

If this concludes your business, press one. If you would like to vote for another proxy election, press two.

All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 23, 2020 – May 4, 2020

Enter your

Control Number to:

•	Submit Proxy Voting Instructions
•	Download materials
•	Sign up for e-delivery

[                       ]

[Submit]

TERADATA CORPORATION 2020 Annual Meeting

TUESDAY, MAY 5, 2020

Proxy Voting InstructionsActive - Not Voted

Make your selection below.Vote by

Votes can be changed until voting deadline.May 4, 2020 11:59 p.m. EDT

The voting instructions indicated below represent theControl # [                 ]

most up-to-date vote information on file.

Proposal(s)
1A.	Election of Director: Danield R. Fishback	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]
1B.	Election of Director: David E. Kepler	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]
1C.	Election of Director: Kimberly K. Nelson	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]
2.	An advisory (non-binding) vote to approve executive compensation.	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]
3.	Approval of the ratification of the appointment of independent registered public accounting firm for 2020.	BOARD RECOMMENDATION: FOR [FOR] [AGAINST] [ABSTAIN]

Important Materials [?]
[Grant of Proxy Authority] [Order a hard copy] [Proxy Statement] [Annual Report]

Go Paperless [SIGN UP FOR E-DELIVERY]

Investor Education Learn more about the process at [SEC: Spotlight on Proxy Matters]

For holders as of Friday, March 6, 2020RESET SUBMIT

CUSIP: 88076W

By clicking “submit” I am hereby granting a proxy as defined in the materials.

TERADATA CORPORATION

Control #[_______]

TERADATA CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR TERADATA’S 2020 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation ("Teradata" or the "Company"), hereby appoints Victor Lund, Mark Culhane and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata's Annual Meeting of Stockholders to be held in San Diego, California (or at any alternate location and/or by means of communication determined by or on behalf of the board of directors) on May 5, 2020, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders' sole discretion, upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan, the Company's 401(k) plan (the "Teradata Savings Plan") and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2020 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned annual meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors' recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2020 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustee of such plan.

Please click here to print and view the voting instructions.

TERADATA CORPORATION 2020 Annual Meeting

TUESDAY, MAY 5, 2020

Thank you. Your vote has been submitted Votes can be changed until voting deadline. [REVIEW/CHANGE VOTES/PRINT] [ENTER ANOTHER CONTROL NUMBER]	Active - Voted Vote by May 4, 2020 11:59 p.m. EDT Control # [ ]	Important Materials [?] [Grant of Proxy Authority] [Order a hard copy] [Proxy Statement] [Annual Report]
Go Paperless [SIGN UP FOR E-DELIVERY]
Investor Education Learn more about the process at [SEC: Spotlight on Proxy Matters]

..Before You Vote.How to Access the Proxy Materials.How To Vote.Please Choose One of the Following Voting Methods.Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the.possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any.special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares..Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box.marked by the arrow (located on the following page) available and follow the instructions..Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card..Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment.advisor. Please make the request as instructed above on or before April 21, 2020 to facilitate timely delivery..How to View Online:.Have the information that is printed in the box marked by the arrow (located on the.following page) and visit: www.proxyvote.com..How to Request and Receive a PAPER or E-MAIL Copy:.If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for.requesting a copy. Please choose one of the following methods to make your request:.1) BY INTERNET: www.proxyvote.com.2) BY TELEPHONE: 1-800-579-1639.3) BY E-MAIL*: sendmaterial@proxyvote.com.* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked.by the arrow (located on the following page) in the subject line..gXXXX XXXX XXXX XXXX.gXXXX XXXX XXXX XXXX.gXXXX XXXX XXXX XXXX.NOTICE AND PROXY STATEMENT ANNUAL REPORT.Proxy Materials Available to VIEW or RECEIVE:.Voting Items.2. An advisory (non-binding) vote to approve executive compensation..3. Approval of the ratification of the appointment of independent registered public accounting firm for 2020..The Board of Directors recommends that you vote.FOR the Director Nominees listed below and FOR.each of the other proposals listed below:.1b. David E. Kepler.1a. Daniel R. Fishback.1c. Kimberly K. Nelson.1. Election of Directors.Class I Nominees:.D03935-P32658-Z76274.D03936-P32658-Z76274

Before You Vote.How to Access the Proxy Materials.How To Vote.Please Choose One of the Following Voting Methods.Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the.possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any.special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares..Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box.marked by the arrow (located on the following page) available and follow the instructions..Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card..Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment.advisor. Please make the request as instructed above on or before April 21, 2020 to facilitate timely delivery..How to View Online:.Have the information that is printed in the box marked by the arrow (located on the.following page) and visit: www.proxyvote.com..How to Request and Receive a PAPER or E-MAIL Copy:.If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for.requesting a copy. Please choose one of the following methods to make your request:.1) BY INTERNET: www.proxyvote.com.2) BY TELEPHONE: 1-800-579-1639.3) BY E-MAIL*: sendmaterial@proxyvote.com.* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked.by the arrow (located on the following page) in the subject line..gXXXX XXXX XXXX XXXX.gXXXX XXXX XXXX XXXX.gXXXX XXXX XXXX XXXX.NOTICE AND PROXY STATEMENT ANNUAL REPORT.Proxy Materials Available to VIEW or RECEIVE:.

Voting Items.The Board of Directors recommends that you vote.FOR the Director Nominees listed below and FOR.each of the other proposals listed below:.Election of Directors.Class I Nominees:.1b. David E. Kepler.1a. Daniel R. Fishback.1c. Kimberly K. Nelson.2. An advisory (non-binding) vote to approve executive compensation..3. Approval of the ratification of the appointment of independent registered public accounting firm for 2020.